Exhibit 10.1


                             FORBEARANCE AGREEMENT


         FORBEARANCE AGREEMENT, dated as of March 16, 2005 (this "Agreement"), among (1) McLeodUSA Incorporated, a Delaware corporation (the "Borrower"), (2) each of the Subsidiaries of the Borrower listed on Schedule I hereto (the "Subsidiary Guarantors"), (3) the financial institutions named on the signature pages hereto (together with their respective successors and assigns, the "Participant Lenders") and (4) JPMorgan Chase Bank, N.A., as agent for the Lenders (the "Administrative Agent").

                                  WITNESSETH:

         A. WHEREAS, the Borrower, certain Participant Lenders, the Administrative Agent and certain other financial institutions are parties to a Credit Agreement dated as of May 31, 2000 (as amended, the "2000 Credit Agreement");

         B. WHEREAS, the Borrower, certain Participant Lenders, the Administrative Agent and certain other financial institutions are parties to a Credit Agreement dated as of April 16, 2002 (as amended, the "2002 Credit Agreement," together with the 2000 Credit Agreement, the "Credit Agreements");

         C. WHEREAS, the Subsidiary Guarantors and JPMorgan Chase Bank, N.A., as Collateral Agent for the Secured Parties, are parties to a Subsidiary Guarantee Agreement dated as of May 31, 2000, as amended and restated as of April 16, 2002 (the "Guarantee Agreement");

         D. WHEREAS, the Borrower and the Subsidiary Guarantors have (i) advised the Participant Lenders they intend to retain as an officer of the Borrower a person reasonably acceptable to the Participant Lenders with the requisite expertise and scope of duties to validate and provide information regarding the Borrower and its Subsidiaries to the Lenders, prospective buyers and other parties, and to assist the Borrower in developing strategies relating to any restructuring or other strategic transactions (the "Restructuring Officer") and (ii) proposed a restructuring plan that is under discussion with the Participant Lenders (as such plan may be modified, the "Plan");

         E. WHEREAS, the Borrower has advised the Administrative Agent and the Lenders that the Specified Defaults (as defined in section 1(b) below), including, without limitation, the failure to make scheduled amortization payments under the Credit Agreements and interest payments under the 2000 Credit Agreement, will be occurring during the Forbearance Period (as defined in section 1(a) below); and

         F. WHEREAS, in order to permit completion of the negotiation of the Plan and exploration of other possible strategic transactions, the Borrower and the Subsidiary Guarantors have asked the Participant Lenders, and the Participant Lenders are willing, to forbear from exercising certain default-related remedies against the Borrower and the Subsidiary Guarantors on account of the Specified Defaults for a limited period of time and upon the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the foregoing, the covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         Section 1. Defined Terms. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreements has the meaning assigned to such term in the Credit Agreements. As used in this Agreement, the following terms have the meanings specified below:

         (a) "Forbearance Period" means the period beginning on the date hereof and ending on the earliest to occur of (any such occurrence being a "Termination Event"):

                  (i) May 23, 2005;

                  (ii) the occurrence of any Event of Default other than a Specified Default;

                  (iii) any holder of Indebtedness or other obligations of $7 million or more of the Borrower or any of its Subsidiaries shall take any action to collect or enforce any claim or to create or enforce any lien against the Borrower or any of its Subsidiaries, excluding the making of a demand or the assertion of a claim by a vendor or customer that is disputed in good faith by the Borrower or such Subsidiary in the ordinary course of business and with respect to which such vendor or customer has not obtained a lien or otherwise obtained the ability to collect or enforce such claim; and

                  (iv) a breach of any term, condition or representation contained in this Agreement by the Borrower or the Subsidiary Guarantors.

         (b) "Specified Defaults" means existing or anticipated Events of Default, as listed in Schedule II hereto.

         Section 2. Acknowledgements and Undertakings.

         (a) The Borrower and the Subsidiary Guarantors agree and acknowledge that the Specified Defaults will occur during the Forbearance Period and that certain of the Specified Defaults will constitute material Events of Default.

         (b) In addition to the information required to be furnished under the Loan Documents to the Administrative Agent and the Lenders (and without prejudice to sections 5.01 or any other provision of the Credit Agreements), the Borrower shall, as promptly as practicable, provide to the Administrative Agent any information reasonably requested by the Administrative Agent or the Lenders. Without limiting the generality of the foregoing, the Borrower shall promptly provide to the Administrative Agent, in a form acceptable to the Administrative Agent,

                  (i) on Tuesday of each week, a detailed forecast of receipts and disbursements for the Borrower and the Subsidiary Guarantors providing, on a weekly basis, the Borrower's good faith estimate of projected receipts and disbursements for the 13 weeks commencing with the immediately following week, together with a reconciliation of such forecast against the forecast delivered the previous week and a reasonably detailed explanation of any variance between the current forecast and such previously delivered forecast;

                  (ii) not later than the tenth day following the end of each calendar month, an operational report, including management's good faith estimate of receipts and disbursements for such month, the cash balances of the Borrower and Subsidiary Guarantors as of the end of such calendar month, and an analysis of performance against projected performance as set forth in the phased business plan dated March 9, 2005 previously delivered to the Participant Lenders;

                  (iii) on request of the Administrative Agent, and in any event on Monday of each week, a written update addressed to the financial advisor of the Administrative Agent regarding the status of the Borrower's efforts to sell all or any portion of its business, including, without limitation, a list of all contacts made with potential purchasers (including the identities of those contacted and the dates of such contacts), copies (if in writing) or descriptions (if not in writing) of any proposals, offers or indications of interest received by the Borrower or its attorneys or financial advisors, and any responses thereto by the Borrower or any such attorney or financial advisor; and

                  (iv) direct access to the officers and employees, and books and records of the Borrower and its Subsidiaries (including the Restructuring Officer retained by the Borrower) to obtain such information as the Participant Lenders deem reasonably necessary to evaluate, negotiate and implement any restructuring plan and to verify and analyze to the reasonable satisfaction of the Participant Lenders the matters referred to in subparagraphs (i), (ii) and (iii) above.

         (c) As promptly as possible, and, in any event, not later than March 31, 2005, the Borrower shall retain (and identify to the Administrative Agent) the Restructuring Officer. The scope of the Restructuring Officer's engagement shall be reasonably acceptable to the Participant Lenders. From and after such retention, the Restructuring Officer shall continue to be actively employed by the Borrower at all times during the Forbearance Period and shall have direct access to all information, personnel and other resources necessary to the performance of his or her duties.

         (d) The Borrower shall make all scheduled interest payments under the 2002 Credit Agreement at the non-default contract rate.

         (e) On or prior to the Forbearance Effective Date (as defined in section 12 below), the Borrower shall pay to the Administrative Agent an advance of $1.5 million (the "Advance") on account of the Borrower's obligations to pay expenses and other amounts under sections 9.03 of the Credit Agreements. The Administrative Agent shall be entitled to pay such amounts as they come due, including, without limitation, (i) the reasonable fees and expenses of counsel and financial advisors provided for in such sections and (ii) travel and other incidental expenses of Lenders actively participating with the Administrative Agent in restructuring discussions with the Borrower. The Borrower shall from time to time make further advances to the Administrative Agent, upon demand (and in any event within three business days), to restore the balance of the Advance held by the Administrative Agent to $1.5 million.

         (f) The Borrower shall furnish to the Administrative Agent prompt written notice of the occurrence of a Termination Event.

         (g) The Borrower and the Subsidiary Guarantors acknowledge and agree that, under the Credit Agreements, as amended, they are not currently entitled to request any new Loans or Letters of Credit.

         Section 3. Forbearance.

         (a) The Participant Lenders agree that until the expiration of the Forbearance Period, the Participant Lenders will temporarily forbear (subject to the terms hereof) from the exercise of their default-related remedies under the Credit Agreements, Loan Documents or otherwise, against the Borrower and the Subsidiary Guarantors solely to the extent the availability of such remedies arises exclusively from the Specified Defaults; provided that the Borrower and the Subsidiary Guarantors shall comply during the Forbearance Period with all provisions, limitations, restrictions or prohibitions that would otherwise be effective or applicable under any of the Loan Documents during the continuance of any Default or Event of Default; provided further that the agreement of the Participant Lenders temporarily to forbear shall not apply to nor preclude any remedy available to the Administrative Agent or the Lenders in connection with any proceeding commenced under any bankruptcy or insolvency law, including without limitation, to any relief in respect of adequate protection or relief from any stay imposed under such law.

         (b) Upon a Termination Event, the agreement of the Participant Lenders hereunder to forbear from exercising their default-related remedies shall immediately terminate without the requirement of any demand, presentment, protest or notice of any kind, all of which the Borrower and the Subsidiary Guarantors hereby waive. The Borrower and the Subsidiary Guarantors agree that the Administrative Agent and the Lenders may at any time thereafter proceed to exercise any and all of their respective rights and remedies under any or all of the Loan Documents and/or applicable law, including, without limitation, their respective rights and remedies in connection with any or all of the Defaults and Events of Default, including, without limitation, the Specified Defaults.

         (c) For the avoidance of doubt, nothing herein limits the right of the Administrative Agent or the Lenders, including during the Forbearance Period, to take any action to preserve or exercise rights or remedies against parties other than the Borrower and the Subsidiary Guarantors ("Third Party Rights"). For purposes of the foregoing, the Borrower and the Subsidiary Guarantors acknowledge and agree that execution and delivery of this Agreement shall constitute the making of any necessary demand or the giving of any necessary notice for purposes of preserving and/or permitting the exercise of any such Third Party Rights of the Administrative Agent and the Lenders.

         (d) Execution of this Agreement constitutes a direction by the Participant Lenders that the Administrative Agent act in accordance with its terms. Each Participant Lender agrees that, notwithstanding anything to the contrary in the Credit Agreements, the Administrative Agent shall not be required to act if directed against the Borrower or the Subsidiary Guarantors if such action is contrary to the terms of this Agreement.

         (e) The Borrower and the Subsidiary Guarantors acknowledge and agree that the agreement of the Participant Lenders hereunder to forbear from exercising their default-related remedies with respect to the Specified Defaults shall not constitute a waiver of such Specified Defaults and that the Lenders expressly reserve all rights and remedies that the Administrative Agent and the Lenders now or may in the future have under any or all of the Loan Documents and/or applicable law in connection with all Defaults and Events of Default (including without limitation the Specified Defaults).

         Section 4. Interest Rate During the Forbearance Period.

         (a) The parties acknowledge that upon the occurrence of an Event of Default, the Lenders have the right to accelerate the due date of the Loans under the Credit Agreements. In consideration of the forbearance provided hereunder, and notwithstanding any failure to accelerate the due date of the Loans, from and after the occurrence of any Event of Default (including any Specified Defaults), principal of and interest on the Loans and all fees and other amounts payable by the Borrower shall bear interest at the default rate, as set forth in sections 2.13(c) of the Credit Agreements.

         (b) Notwithstanding the foregoing, the Participant Lenders are hereby advised that, during the Forbearance Period (i) the Borrower does not intend to pay interest in cash on a current basis under the 2000 Credit Agreement, and (ii) the Borrower intends to pay interest in cash under the 2002 Credit Agreement only at the pre-default rate.

         (c) Any interest accrued under the Credit Agreements that has not been paid in cash shall compound on each Interest Payment Date until paid.

         Section 5. Reference to and Effect upon the Credit Agreements.

         (a) Except as expressly set forth herein, all terms, conditions, covenants, representations and warranties contained in the Credit Agreements, and any other Loan Document, and all rights of the Administrative Agent and the Lenders and all obligations of the Borrower and the Subsidiary Guarantors thereunder, shall remain in full force and effect. The Borrower and the Subsidiary Guarantors hereby confirm that the Credit Agreements, and the other Loan Documents are in full force and effect.

         (b) Except as expressly provided herein, nothing contained in this Agreement and no action by, or inaction on the part of, any Lender or the Administrative Agent shall, or shall be deemed to, directly or indirectly (i) constitute a consent to or waiver of any past, present or future violations of any provisions of the Credit Agreements, or any other Loan Document, (ii) amend, modify or operate as a waiver of any provision of the Credit Agreements, or any other Loan Document, except as expressly set forth herein, of any right, power or remedy of the Administrative Agent or any Lender thereunder or (iii) constitute a course of dealing or other basis for altering any obligations of the Borrower under the Loan Documents, or any other contract or instrument.

         (c) This Agreement shall constitute a Loan Document.

         Section 6. Representations and Warranties. To induce the
Administrative Agent and the Participant Lenders to execute and deliver this Agreement, the Borrower and the Subsidiary Guarantors represent and warrant that:

         (a) The execution, delivery and performance by the Borrower and the Subsidiary Guarantors of this Agreement have been duly authorized by all necessary corporate action. This Agreement constitutes the legal, valid and binding obligations of the Borrower and the Subsidiary Guarantors, enforceable against the Borrower and the Subsidiary Guarantors in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

         (b) No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution, delivery or performance by, or enforcement against, the Borrower or the Subsidiary Guarantors of this Agreement.

         (c) As of the Forbearance Effective Date (as defined in section 12 below), no Defaults or Events of Default exist, other than the Specified Defaults.

         Section 7. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of New York.

         Section 8. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         Section 9. Severability. The invalidity, illegality or unenforceability of any provision in or obligation under this Agreement in any jurisdiction shall not affect or impair the validity, legality or enforceability of the remaining provisions or obligations under this Agreement or of such provision or obligation in any other jurisdiction.

         Section 10. Further Assurances. The Borrower and the Subsidiary Guarantors agree to take all further actions and execute all further documents as the Administrative Agent may from time to time reasonably request to carry out the transactions contemplated by this Agreement.

         Section 11. Notices. All notices, requests and demands to or upon the respective parties hereto shall be given in accordance with sections 9.01 of the Credit Agreements.

         Section 12. Effectiveness. This Agreement shall become effective as of the date hereof on the date (the "Forbearance Effective Date") when the following conditions are satisfied:

         (a) the Administrative Agent shall have received from the Borrower, the Subsidiary Guarantors, and the Required Lenders under each Credit Agreement a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Administrative Agent) that such party has signed a counterpart hereof;

         (b) the Administrative Agent shall have received certificates of the chief financial officer of the Borrower and the Subsidiary Guarantors certifying that, to the best of his knowledge, the representations and warranties made by the Borrower and the Subsidiary Guarantors pursuant to section 6 of this Agreement are true and correct on and as of the date of this Agreement; and

         (c) the Borrower shall have paid to the Administrative Agent in full the Advance referred to in section 2(f) above.

         Section 13. Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

         Section 14. No Third Party Beneficiaries. This Agreement shall be binding upon and inure to the benefit of the Borrower, the Subsidiary Guarantors, the Administrative Agent and the Lenders and their respective successors and assigns; provided that the Lenders (other than the Participant Lenders and their respective successors and assigns) shall not be bound by the forbearance granted hereunder. No Person other than the parties hereto and any other Lender and their successors and assigns shall have any rights hereunder or be entitled to rely on this Agreement, and all third-party beneficiary rights (other than the rights of any other Lender and its successors and assigns) are hereby expressly disclaimed.

         Section 15. Limitation on Assignments. In addition to, and without limiting the requirements set forth in sections 9.04 of the Credit Agreements, each Participant Lender agrees that it will not assign all, or any ratable part, of its Loans, Commitments or other rights or obligations under the Loan Documents to any Person (other than a Participant Lender) unless such Person shall have agreed to be bound by this Agreement (including the forbearance granted hereunder). Each Participant Lender agrees that, notwithstanding anything to the contrary in the Credit Agreements, the Administrative Agent shall be entitled to withhold its consent to, and shall not be required to give effect to, any purported assignment of such Participant Lender's Loans, Commitments or other rights or obligations under the Loan Documents if the conditions set forth in the previous sentence are not satisfied.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                                  MCLEODUSA INCORPORATED


                                  By: /s/ G. Kenneth Burckhardt
                                      --------------------------------
                                      Name:   G. Kenneth Burckhardt
                                      Title:  Executive Vice President
                                              and Chief Financial Officer

                                  MCLEODUSA HOLDINGS, INC.


                                  By: /s/ G. Kenneth Burckhardt
                                      ----------------------------------
                                      Name:   G. Kenneth Burckhardt
                                      Title:  Executive Vice President and
                                              Chief Financial Officer

                                  MCLEODUSA TELECOMMUNICATIONS SERVICES, INC.


                                  By: /s/ G. Kenneth Burckhardt
                                      ----------------------------------
                                      Name:   G. Kenneth Burckhardt
                                      Title:  Executive Vice President and
                                              Chief Financial Officer

                                  MCLEODUSA NETWORK SERVICES, INC.


                                  By: /s/ G. Kenneth Burckhardt
                                      ------------------------------------
                                      Name:   G. Kenneth Burckhardt
                                      Title:  Executive Vice President and
                                              Chief Financial Officer

                                  MCLEODUSA PURCHASING L.L.C.


                                  By: /s/ G. Kenneth Burckhardt
                                      ------------------------------------
                                      Name:   G. Kenneth Burckhardt
                                      Title:  Executive Vice President and
                                              Chief Financial Officer

                                  MCLEODUSA INFORMATION SERVICES, INC.


                                  By:  /s/ G. Kenneth Burckhardt
                                       -------------------------------------
                                       Name:   G. Kenneth Burckhardt
                                       Title:  Executive Vice President and
                                               Chief Financial Officer

                                  JPMORGAN CHASE BANK, N.A., as Administrative
                                    Agent


                                  By: /s/ Susan E. Atkins
                                      ------------------------------------
                                      Name:  Susan E. Atkins
                                      Title: Managing Director


                                  JPMorgan Chase Bank NA
                                  -----------------------------------------
                                  Print Name of Lender


                                  By: /s/ Susan E. Atkins
                                      --------------------------------------
                                      Name:   Susan E. Atkins
                                      Title:  Managing Director


                                  Credit Suisse First Boston
                                  ----------------------------------------
                                  Print Name of Lender


                                  By: /s/ Didier Siffer
                                      ------------------------------------
                                      Name:   Didier Siffer
                                      Title:  Director


                                  Credit Suisse First Boston
                                  -----------------------------------------
                                  Print Name of Lender


                                  By: /s/ Michael A. Criscito
                                      --------------------------------------
                                      Name:   Michael A. Criscito
                                      Title:  Managing Director


                                  Bayerische Hypo-und Vereinsbank AG
                                  ------------------------------------------
                                  Print Name of Lender


                                  By: /s/ Kimberly Sousa
                                      ---------------------------------------
                                      Name:   Kimberly Sousa
                                      Title:  Director


                                  Bayerische Hypo-und Vereinsbank AG
                                  -------------------------------------------
                                  Print Name of Lender


                                  By: /s/ Salvatore Esposito
                                      ----------------------------------------
                                      Name:   Salvatore Esposito
                                      Title:  Managing Director


                                  Banc of America Strategic Solutions, Inc.
                                  --------------------------------------------
                                  Print Name of Lender


                                  By: /s/ Thomas Biaggi
                                      ----------------------------------------
                                      Name:   Thomas Biaggi
                                      Title:  Senior Vice President


                                  Commonwealth of Massachusetts Pension
                                  Reserves Investment Managemetn Board

                                  Pension Investment Committee of General
                                  Motors for General Motors Employees
                                  Domestic Group Penion Trust

                                  Fidelity Management Trust Company, as
                                  Investment Advisor
                                  -------------------------------------------
                                  Print Name of Lender


                                  By: /s/ Geoffrey Johnson
                                      ---------------------------------------
                                      Name:   Geoffrey Johnson
                                      Title:  Vice President


                                  Fidelity Advisor Series I: Fidelity Advisor
                                  Leveraged Company Stock Fund

                                  Fidelity Securities Fund: Fidelity Leveraged
                                  Company Stock Fund

                                  Fidelity Advisor Series II: Fidelity Advisor
                                  High Income Advantage Fund
                                  --------------------------------------------
                                  Print Name of Lender


                                  By:  /s/  John H. Costello
                                       --------------------------------------
                                       Name:   John H. Costello
                                       Title:  Assistant Treasurer


                                  Jefferies & Co., Inc.
                                  --------------------------------------------
                                  Print Name of Lender


                                  By:  /s/ Harrison A. Bubrosky
                                       ---------------------------------------
                                       Name:   Harrison A. Bubrosky
                                       Title:  Executive Vice President


                                  Banc of America Securities
                                  LLC as Agent for Bank of
                                  America, N.A.
                                  ------------------------------------------
                                  Print Name of Lender


                                  By: /s/   Toby Gilbert
                                       -------------------------------------
                                       Name:   Toby Gilbert
                                       Title:  Associate

                                  Theodore J. Forstmann
                                  ---------------------------------------
                                  Pint Name of Lender


                                  By: /s/ Theodore J. Forstmann
                                      ----------------------------------
                                     Name:
                                     Title:

                                                                     SCHEDULE I

                             Subsidiary Guarantors


1. McLeodUSA Holdings, Inc.

2. McLeodUSA Telecommunications Services, Inc.

3. McLeodUSA Network Services, Inc.

4. McLeodUSA Purchasing L.L.C.

5. McLeodUSA Information Services, Inc.

                                                                   SCHEDULE II


                              SPECIFIED DEFAULTS


1. Section 2.05(j). Any Default or Event of Default occurring under either Credit Agreement as a result of the failure by the Borrower to deposit cash in an account with the Administrative Agent pursuant to
         Section 2.05(j) of such Credit Agreement.

2. Section 2.09. Any Default or Event of Default occurring under the 2000 Credit Agreement as a result of the failure by the Borrower to pay to the Administrative Agent for the account of each Lender when due the then unpaid principal amount of each Term Loan of such Lender as provided in Section 2.10 of the 2000 Credit Agreement.

3. Section 2.10. Any Default or Event of Default occurring under the 2000 Credit Agreement as a result of the failure by the Borrower to repay Term Loans on the dates set forth in Section 2.10 of the 2000 Credit Agreement.

4. Section 2.13. (a) Any Default or Event of Default occurring under the 2000 Credit Agreement as a result of the failure by the Borrower to pay accrued interest on the dates and/or in the amounts specified in
         Section 2.13 of the 2000 Credit Agreement.

                  (b) Any Default or Event of Default occurring under the 2002 Credit Agreement as a result of the failure by the Borrower to pay on a current cash pay basis that portion of the interest representing the default rate interest required by Section 2.13(c) of the 2002 Credit Agreement.

5. Section 5.01(a). Any Default or Event of Default occurring under either Credit Agreement as a result of the failure by the Borrower to furnish to the Administrative Agent and each Lender financial statements reported on by independent public accountants of nationally recognized standing without a "going concern" or like qualification or exception and without any qualification or exception as to the scope of audit, as required by Section 5.01(a) of such Credit Agreement.

6. Section 5.01(d). Any Default or Event of Default occurring under either Credit Agreement as a result of the failure by the Borrower to furnish to the Administrative Agent and each Lender a certificate of accounting firm as required by Section 5.01(d) of such Credit Agreement.

7. Section 5.01(e). Any Default or Event of Default occurring under either Credit Agreement as a result of the failure by the Borrower to furnish to the Administrative Agent and each Lender a budget as required by Section 5.01(e) of such Credit Agreement.

8. Section 5.02(a). Any Default or Event of Default occurring under either Credit Agreement as a result of the failure by the Borrower to furnish to the Administrative Agent and each Lender prompt written notice of any Specified Default.

9. Section 5.02(c). Any Default or Event of Default occurring under either Credit Agreement as a result of the failure by the Borrower to furnish to the Administrative Agent and each Lender prompt written notice of any development occurring after the Forbearance Effective Date as a consequence of the public disclosure of this Forbearance Agreement or any of the Specified Defaults that results in, or could reasonably be expected to result in, a Material Adverse Effect.

10. Section 6.13. Any Default or Event of Default occurring after the Forbearance Effective Date under either Credit Agreement as a result of the failure by the Borrower to satisfy the requirements of Section
         6.13 of such Credit Agreement.

11. Section 6.17. Any Default or Event of Default occurring after the Forbearance Effective Date under either Credit Agreement as a result of the failure by the Borrower to satisfy the requirements of Section
         6.17 of such Credit Agreement.

12. Article VII, clause (a). Any Default or Event of Default occurring under either Credit Agreement of the type described in clause (a) of
         Article VII of such Credit Agreement arising from the failure to make any payment when due after the Forbearance Effective Date.

13. Article VII, clause (b). (a) Any Default or Event of Default occurring under the 2000 Credit Agreement of the type described in clause (b) of Article VII of such Credit Agreement arising from the failure to pay interest when due after the Forbearance Effective Date.

                  (b) Any Default or Event of Default occurring under the 2002 Credit Agreement of the type described in clause (b) of Article VII of such Credit Agreement, but solely to the extent of the additional interest required to be paid hereunder and pursuant to Section 2.13(c) of the 2002 Credit Agreement.

14. (a) Any Default or Event of Default occurring under the 2000 Credit Agreement as a result of a Specified Default occurring under the 2002 Credit Agreement, or (b) any Default or Event of Default occurring under the 2002 Credit Agreement as a result of a Specified Default occurring under the 2000 Credit Agreement.

15. Any Default or Event of Default occurring under either Credit Agreement as a result of the failure by any Subsidiary Loan Party to make any required payments under the Subsidiary Guarantee Agreement during the Forbearance Period as a consequence of another Specified Default.